UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2006

ACCELRYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On March 1, 2006, Accelrys, Inc. (the “Company”) committed to the implementation of a reduction in force of approximately 50 employees, or about 10% of its total workforce, and to the related abandonment of a portion of one of its facilities in Cambridge, England. The actions are expected to result in annual savings of approximately $6.0 million . The Company estimates that it will incur total charges of between $3.5 and $3.8 million relating to these actions, consisting of a cash charge of between $1.5 and $1.8 million in severance and related costs and a non-cash charge of approximately $2.0 million in facilities abandonment costs. These actions are intended to further realign the Company’s resources with its portfolio of products and services, eliminate redundancies in the Company’s workforce and to streamline its operations. The Company commenced the implementation of these actions on March 7, 2006 and expects the implementation to be substantially completed in the first quarter of its 2007 fiscal year.

Forward-Looking Statements

Statements contained in this press release relating to the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the anticipated completion date of, and the expected annual savings resulting from, the reduction in force and facilities abandonment described herein, and the realignment of its resources with its portfolio of products and services, re forward-looking statements. The Company’s actual results could differ materially from those projected in these forward-looking statements. In particular, the Company may not complete these actions by the projected completion date realize all or any of the annual savings estimated herein, or successfully realign its resources with its portfolio of products and services. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2005 and September 30, 2005. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

	By:	/s/ Mark Emkjer
Mark Emkjer
President and Chief Financial Officer
Date: March 7, 2006